UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 7, 2003
                                                          ---------------

                     INTERNATIONAL BROADCASTING CORPORATION
                 ----------------------------------------------
                 (Name of Small Business Issuer in Its Charter)


            NEVADA                     333-67484                91-2101440
 ----------------------------         -----------           -------------------
 (State or other jurisdiction         Commission             (I.R.S. Employer
      of incorporation                File Number           Identification No.)


             127 W. CLARK AVENUE, SUITE #201, SANTA MARIA, CA 93455
             ------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


         Issuer's Telephone Number, Including Area Code): (805) 938-5573
                                                          --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On October 7, 2003, the Registrant issued a press release announcing content distribution deals with two companies, one a distributor of programming to set-top box networks, and one a national set-top box manufacturer and network. Negotiations are underway for completion of a third agreement with yet another set-top box manufacturer and private network which will offer variations on the same basic premise. Attached as Exhibit 99.1 is a copy of the press release issued on October 7, 2003 related to this proposed transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1     Press Release, dated October 7, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNATIONAL BROADCASTING CORPORATION
                                         --------------------------------------
                                                     (Registrant)
Date: OCTOBER 7, 2003
                                         By: /s/ DARYN P. FLEMING
                                             --------------------
                                             Daryn P. Fleming
                                             President



                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, dated October 7, 2003